World Series of Golf, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	World Series of Golf, Inc.	Innovative Consumer Products, Inc.	Combined	Pro Forma		Adjusted ProForma
	September 30, 2007 and October 31, 2007		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$69,903	$15,075	$84,978	$-		$84,978
Accounts receivable	195,540	-	195,540	-		195,540
Prepaid epense	-	-	-	-		-
				-
Other current assets	-	-	-	-		-

Total Current Assets	265,443	15,075	280,518	-		280,518

Fixed Assets, Net:	199,271	12,465	211,736	-		211,736

TOTAL ASSETS	$464,714	$27,540	$492,254	$-		$492,254

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$285,315	$3,795	$289,110	$-		$289,110
Bank line of credit	-	-	-	-		-
Accrued expenses	54,500	-	54,500	-		54,500
Notes payable	-	-	-	-		-
Other current liabilities	-	-	-	-		-

Total Current Liabilities	339,815	3,795	343,610	-		343,610

Long-Term Liabilities:
Notes payable to shareholder	985,572	-	985,572	-		985,572

Total Long-Term Payables	985,572	-	985,572	-		985,572

Total Liabilities	1,325,387	3,795	1,329,182	-		1,329,182

Stockholders' Equity:
Preferred stock	-	-	-	-		-

Common stock	7,200	11,665	18,865	7,200	[1]	26,065
				-
				-
				-
Additional paid-in capital	7,265,800	21,830	7,287,630	(7,200)	[1]	7,270,680
				(9,750)	[2]
				-
Stock subscription receivable	(2,000,000)		(2,000,000)	-		(2,000,000)
Retained earnings (deficit)	(6,133,673)	(9,750)	(6,143,423)	9,750	[2]	(6,133,673)

Total Stockholders' Equity	(860,673)	23,745	(836,928)	-		(836,928)

TOTAL LIABILITIESAND STOCKHOLDERS' EQUITY (DEFICIT)	$464,714	$27,540	$492,254	$-		$492,254

	[1]	To record the issuance of 14,400,000 shares of common stock at the acquisition of World Series of Golf

	[2]	To eliminate accumulated deficit of Innovative Consumer Products

World Series of Golf, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED

	World Series of Golf, Inc.	Innovative Consumer Products, Inc.	Combined		Pro-Forma Adjusted Combined
	September 30, 2007 and October 31, 2007		Totals	Adjustments	Totals

REVENUES

Sales revenue	$1,169,544	$-	$1,169,544	$-	$1,169,544
Other revenue	-	-	-	-	-

Total Revenues	1,169,544	-	1,169,544	-	1,169,544

COST OF SALES	567,101	-	567,101	-	567,101

GROSS PROFIT	602,443	-	602,443	-	602,443

OPERATING EXPENSES

General and administrative	4,652,706	3,045	4,655,751	-	4,655,751
Sponsor expenses	390,000	-	390,000	-	390,000

Total Costs and Expenses	5,042,706	3,045	5,045,751	-	5,045,751

OPERATING INCOME (LOSS)	(4,440,263)	(3,045)	(4,443,308)	-	(4,443,308)

OTHER INCOME (EXPENSE)

Interest expense	-	-	-	-	-
Other income	-	-	-	-	-

Total Other Income (Expense)	-	-	-	-	-

NET INCOME (LOSS)	$(4,440,263)	$(3,045)	$(4,443,308)	$-	$(4,443,308)

World Series of Golf, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	World Series of Golf, Inc.	Innovative Consumer Products, Inc.	Combined	Pro Forma		Adjusted ProForma
	December 31, 2006 and January 31, 2007		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$298,934	$17,917	$316,851	$-		$316,851
Accounts receivable	-	-	-	-		-
Prepaid epense	-	-	-	-		-
				-
Other current assets	-	-	-	-		-

Total Current Assets	298,934	17,917	316,851	-		316,851

Fixed Assets, Net:	9,361	12,465	21,826	-		21,826

TOTAL ASSETS	$308,295	$30,382	$338,677	$-		$338,677

LIABILITIES ANDSTOCKHOLDERS'EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$-	$-	$-	$-		$-
Bank line of credit	-	-	-	-		-
Accrued expenses	28,705	-	28,705	-		28,705
Notes payable	-	-	-	-		-
Other current liabilities	-	-	-	-		-

Total Current Liabilities	28,705	-	28,705	-		28,705

Long-Term Liabilities:
Notes payable	-	-	-	-		-

Total Long-Term Payables	-	-	-	-		-

Total Liabilities	28,705	-	28,705	-		28,705

Stockholders' Equity:
Preferred stock	-	-	-	-		-

Common stock	4,550	11,665	16,215	9,850	[1]	26,065
				-
Additional paid-in capital	1,968,450	18,830	1,987,280	(9,850)	[1]	1,977,317
				-
Retained earnings (deficit)	(1,693,410)	(113)	(1,693,523)	113	[2]	(1,693,410)

Total Stockholders' Equity	279,590	30,382	309,972	-		309,972

TOTAL LIABILITIESAND STOCKHOLDERS'EQUITY (DEFICIT)	$308,295	$30,382	$338,677	$-		$338,677

	[1]	To record the issuance of 14,400,000 shares of common stock at the acquisition of World Series of Golf

	[2]	To eliminate accumulated deficit of Innovative Consumer Products

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEARS ENDED

	World Series of Golf, Inc.	Innovative Consumer Products, Inc.	Combined		Pro-Forma Adjusted Combined
	December 31, 2006 and January 31, 2007		Totals	Adjustments	Totals

REVENUES

Sales revenue	$869,030	$-	$869,030	$-	$869,030
Other revenue	-	-	-	-	-

Total Revenues	869,030	-	869,030	-	869,030

COST OF SALES	86,930	-	86,930	-	86,930

GROSS PROFIT	782,100	-	782,100	-	782,100

OPERATING EXPENSES

General and administrative	1,604,971	113	1,605,084	-	1,605,084
Sponsor expenses	870,000	-	870,000	-	870,000

Total Costs and Expenses	2,474,971	113	2,475,084	-	2,475,084

OPERATING INCOME (LOSS)	(1,692,871)	(113)	(1,692,984)	-	(1,692,984)

OTHER INCOME (EXPENSE)

Interest expense	-	-	0	-	-
Other income	-	-	0	-	-

Total Other Income (Expense)	-	-	0	-	-

NET INCOME (LOSS)	$(1,692,871)	$(113)	$(1,692,984)	$-	$(1,692,984)